Exhibit 77Q(1)(e)(i)


The Advisory Agreement dated April 1, 2004 between the Registrant, on behalf of Loomis Sayles High Income Opportunities Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(9) of post-effective amendment no. 29 to the Registration Statement filed on Form Type 485APOS on June 30, 2005 (Accession No.
0001193125-05-135772).